Exhibit 99.1

FY 2014

RESTRICTED STOCK UNIT AGREEMENT

under the

Hexcel Corporation 2013 Incentive Stock Plan

This Restricted Stock Unit Agreement (the “Agreement”), is entered into as of the Grant Date, by and between Hexcel Corporation, a Delaware corporation (the “Company”), and the Grantee.

The Company maintains the Hexcel Corporation 2013 Incentive Stock Plan (the “Plan”). The Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) has determined that the Grantee shall be granted Restricted Stock Units (“RSUs”) upon the terms and subject to the conditions hereinafter contained. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

1. Notice of Grant; Acceptance of Agreement. The number of RSUs granted and the Grant Date shall be as set forth under the Grantee’s account on Merrill Lynch Benefits OnLine®. Grantee will be deemed to accept the terms and conditions of this Agreement by clicking the “Accept” button on the Merrill Lynch Benefits OnLine® Award Acceptance screen with regard to the RSUs.

2. Incorporation of Plan. The Plan is incorporated by reference and made a part of this Agreement, and this Agreement shall be subject to the terms of the Plan, as the Plan may be amended from time to time, provided that any such amendment of the Plan must be made in accordance with Section IX of the Plan. The RSUs granted herein constitute an Award within the meaning of the Plan.

3. Terms of Restricted Stock Units. The grant of RSUs provided in Section 1 hereof shall be subject to the following terms, conditions and restrictions:

(a) Each RSU shall convert into one share of the Company’s common stock, $.01 par value per share (the “Common Stock”). Except as set forth in this Section 3(a), the Grantee shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in shares of the Common Stock in respect of the RSUs until such RSUs have vested and converted into shares of Common Stock (hereinafter “RSU Shares”). The Grantee shall be entitled to Dividend Equivalents in an amount equal to the value of any cash or stock dividends paid by the Company on one share of Common Stock, for each RSU and each Additional Restricted Unit (as defined below) outstanding under this Agreement on a dividend record date. In the case of cash dividends, the Company shall credit the Grantee, on each dividend payment date, an additional number of RSUs (“Additional Restricted Units”) equal to (A) divided by (B), where (A) equals the total number of unvested RSUs and Additional Restricted Units, if any, subject to this Agreement on such date multiplied by the dollar amount of the cash dividend paid per share of Common Stock on such date, and (B) equals the Fair Market Value of a share of Common Stock on such date. If a dividend is paid to holders of Common Stock in shares, the Company shall credit the Grantee, on each dividend payment date, Additional Restricted Units equal to the total number of unvested RSUs and Additional Restricted Units, if any, subject to this Agreement on such date multiplied by the share dividend paid per share of Common Stock on such date. If fractions of a share would result from the calculation of any Additional Restricted Units payable to the Grantee, the amount of Additional Restricted Units payable to the Grantee in the form of shares of Common Stock shall be rounded down to the nearest whole number of shares at the time that the RSUs vest and the Additional Restricted Units in respect thereof convert into shares of Common Stock. Additional Restricted Units are subject to the same restrictions, including but not limited to vesting, transferability, forfeiture and payment restrictions that apply to the underlying RSUs to which they relate.

(b) Except as provided in this Section 3(b), the RSUs and any interest therein may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Any attempt to transfer RSUs in contravention of this Section is void ab initio. RSUs shall not be subject to execution, attachment or other process. Notwithstanding the foregoing, the Grantee shall be permitted to transfer RSUs to members of his or her immediate family (i.e., children, grandchildren or spouse), trusts for the benefit of such family members, and partnerships or other entities whose only partners or equity owners are such family members; provided, however, that no consideration can be paid for the transfer of the RSUs and the transferee of the RSUs must agree to be subject to all conditions applicable to the RSUs (including all of the terms and conditions of this Agreement) prior to transfer.

(c) Forfeiture of RSUs and RSU Shares on Certain Conditions. Grantee hereby acknowledges that the Company has given or will give Grantee access to certain confidential, proprietary or trade secret information, which the Company considers extremely valuable and which provides the Company with a competitive advantage in the markets in which the Company develops or sells its products. The Grantee further acknowledges that the use of such information by Grantee other than in furtherance of Grantee’s job responsibilities with the Company would be extremely detrimental to the Company and would cause immediate and irreparable harm to the Company. In exchange for access to such confidential, proprietary or trade secret information, Grantee hereby agrees as follows:

(i) Notwithstanding anything to the contrary contained in this Agreement, should the Grantee breach the “Protective Condition” (as defined in Section 3(c)(ii)), then (A) any RSUs, to the extent not previously converted into RSU Shares and distributed to the Grantee, shall immediately be forfeited upon such breach, (B) the Grantee shall immediately deliver to the Company the number of RSU Shares previously distributed to the Grantee during the 180-day period prior to the termination of the Grantee’s employment with the Company (or a Subsidiary) and (C) if any RSU Shares were sold during the 180-day period immediately prior to such termination of employment in an arms’ length transaction or disposed of in any other manner, the Grantee shall immediately deliver to the Company all proceeds of such arms’ length sales and if disposed of otherwise than in arms’ length sale, the Fair Market Value of such RSU Shares determined at the time of disposition. The RSU Shares and proceeds to be delivered under clauses (B) and (C) may be reduced to reflect the Grantee’s liability for taxes payable on such RSU Shares and/or proceeds.

(ii) “Protective Condition” shall mean that (A) the Grantee complies with all terms and provisions of any obligation of confidentiality contained in a written agreement with the Company (or a Subsidiary) signed by the Grantee, or otherwise imposed on Grantee by applicable law, and (B) during the time Grantee is employed by the Company (or a Subsidiary) and for a period of one year following the termination of the Grantee’s employment with the Company (or a Subsidiary), the Grantee does not (1) engage, in any capacity, directly or indirectly, including but not limited to as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5% equity interest in any enterprise), in any business enterprise then engaged in competition with the business conducted by the Company anywhere in the world; provided, however, that the Grantee may be employed by a competitor of the Company within such one year period so long as the duties and responsibilities of Grantee’s position with such competitor do not involve the same or substantially similar duties and responsibilities as those performed by the Grantee for the Company (or a Subsidiary) in a business segment of the new employer which competes with the business segment(s) with which the Grantee worked or had supervisory authority over while employed by the Company (or a Subsidiary) during the twelve (12) months immediately preceding the date on which the Grantee’s employment terminates, (2) employ or attempt to employ, solicit or attempt to solicit, or negotiate or arrange the employment or engagement with Grantee or any other Person, of any Person who was at the date of termination of the Grantee’s employment, or within twelve (12) months prior to that date had been, a member of the senior management of the Company with whom the Grantee worked closely or was an employee with whom the Grantee worked closely or had supervisory authority over during the twelve months immediately preceding the date on which the Grantee’s employment terminates or (3) disparage the Company, its Subsidiaries, any of their respective current or former directors, officers or employees or any of their respective products.

(iii) In the event Section 3(c)(i) or Section 3(c)(ii) is unenforceable in the jurisdiction in which the Grantee is employed on the date hereof, such section nevertheless shall be enforceable to the full extent permitted by the laws of any jurisdiction in which the Company shall have the ability to seek remedies against the Grantee arising from any activity prohibited by this Section 3(c).

(iv) Notwithstanding any other provision in the Plan or this Agreement to the contrary, whenever the Company may be entitled or required by law, Company policy or the requirements of an exchange on which the Company’s shares are listed for trading, to cause an Award to be forfeited or to recoup compensation paid to the Grantee pursuant to the Plan, the Grantee shall accept such forfeiture and comply with any Company request or demand for recoupment.

4. Vesting and Conversion of RSUs. Subject to Section 5, the RSUs shall vest and be converted into an equivalent number of RSU Shares that will be immediately distributed to the Grantee at the rate of 33-1/3% of the RSUs on each of the first three anniversaries of the Grant Date.

5. Termination of Employment; Change of Control.

(a) For purposes of the grant hereunder, any transfer of employment by the Grantee among the Company and any of its Subsidiaries or any other change in employment that does not constitute a “separation from service” within the meaning of Section 1.409A-1(h) of the Treasury Regulations (or any successor provision), shall not be considered a termination of employment by the Company or a Subsidiary. Any change in employment that does constitute a “separation from service” within the meaning of Section 1.409A-1(h) of the Treasury Regulations (or any successor provision) shall be considered a termination of employment.

(b) Subject to Section 5(d), if the Grantee’s employment with the Company or a Subsidiary terminates due to death or Disability (as defined in the last Section hereof), all RSUs shall immediately vest, be converted into RSU Shares and be distributed to the Grantee within 30 days of the date of such termination. If the Grantee’s employment with the Company or a Subsidiary terminates due to the Grantee’s Retirement (as defined in the last Section hereof), all RSUs shall continue to vest (and be converted into an equivalent number of RSU Shares that will be distributed to the Grantee) in accordance with Section 4 above. If, following Grantee’s Retirement, the Grantee dies prior to the third anniversary of the Grant Date, then all RSUs shall immediately vest, be converted into RSU Shares and be distributed to the Grantee’s personal representative within 30 days of the date of such death.

(c) If the Grantee’s employment with the Company or a Subsidiary terminates for any reason other than due to death, Disability or Retirement, the Grantee shall forfeit all unvested RSUs.

(d) Notwithstanding any other provision contained herein or in the Plan, in the event of a Change in Control (as defined in the last Section hereof) or this Agreement is terminated within twelve months of a complete liquidation or dissolution of the Company that is taxed under Section 331 of the Internal Revenue Code (the “Code”), and provided Grantee has been continuously employed with the Company and its Subsidiaries from the Grant Date through the date of such event or has terminated employment prior to the date of such event due to Retirement, then all RSUs shall immediately vest, be converted into RSU Shares and be distributed to the Grantee within 30 days of the date of such event or (in the event of a complete liquidation or dissolution of the Company) as soon as administratively practicable thereafter.

6. Equitable Adjustment. The aggregate number of shares of Common Stock subject to the RSUs shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without the receipt of consideration by the Company, or other change in corporate or capital structure. The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent reasonably necessary or desirable to preserve the intended benefits under this Agreement in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction involving the Company. Adjustments under this Section 6 shall not duplicate Dividend Equivalents credited to the Grantee as Additional Restricted Units pursuant to Section 6(c) as a result of such adjustments.

7. Issuance of Shares. Any RSU Shares to be issued to the Grantee under this Agreement may be issued in either certificated form, or in uncertificated form (via the Direct Registration System or otherwise).

8. Taxes. Upon the conversion into RSU Shares of some or all of the RSUs, absent a notification by the Grantee to the Company which is received by the Company at least three business days prior to the date of such conversion to the effect that the Grantee will pay to the Company or a Subsidiary by check or wire transfer any taxes (“Withholding Taxes”) the Company reasonably determines it or a Subsidiary is required to withhold under applicable tax laws with respect to the RSUs which are the subject of such conversion, the Company will reduce the number of RSU Shares to be distributed to the Grantee in connection with such conversion by a number of RSU Shares the Fair Market Value on the date of such conversion of which is equal to the total amount of Withholding Taxes; provided, however, that, even in the absence of such notification from the Grantee, the Committee shall retain the discretion at all times to require the Grantee to pay to the Company or a Subsidiary by check or wire transfer the Withholding Taxes. In the event the Grantee elects to pay to the Company or a Subsidiary the Withholding Taxes with respect to the conversion of some or all of the RSUs by check or wire transfer, the Company’s obligation to deliver RSU Shares shall be subject to the payment in available funds by the Grantee of all Withholding Taxes with respect to the RSUs which are the subject of such conversion. The Company or a Subsidiary shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state, local or other taxes required to be withheld with respect to such payment.

9. No Guarantee of Employment. Nothing set forth herein or in the Plan shall confer upon the Grantee any right of continued employment for any period by the Company, or shall interfere in any way with the right of the Company to terminate such employment.

10. Section 409A

(a) It is intended that this Agreement comply in all respects with the requirements of Sections 409A(a)(2) through (4) of the Code and applicable Treasury Regulations and other generally applicable guidance issued thereunder (collectively, the “Applicable Regulations”), and this Agreement shall be interpreted for all purposes in accordance with this intent.

(b) Notwithstanding any term or provision of this Agreement (including any term or provision of the Plan incorporated in this Agreement by reference), the parties hereto agree that, from time to time, the Company may, without prior notice to or consent of the Grantee, amend this Agreement to the extent determined by the Company, in the exercise of its discretion in good faith, to be necessary or advisable to prevent the inclusion in the Grantee’s gross income pursuant to the Applicable Regulations of any compensation intended to be deferred hereunder. The Company shall notify the Grantee as soon as reasonably practicable of any such amendment affecting the Grantee.

(c) In the event that the RSU Shares issuable or amounts payable under this Agreement are subject to any taxes, penalties or interest under the Applicable Regulations, the Grantee shall be solely liable for the payment of any such taxes, penalties or interest.

(d) Except as otherwise specifically provided herein, the time for distribution of the RSU Shares as provided in Sections 4, 5(b) and 5(d) shall not be accelerated or delayed for any reason, unless to the extent necessary to comply with or permitted under the Applicable Regulations.

(e) Notwithstanding any term or provision of this Agreement to the contrary, if the Grantee is a specified employee (as defined in Section 409A(a)(2)(B)(i) of the Code) as of the date of his or her termination of employment, then any RSU Shares issuable or amounts payable to the Grantee under this Agreement on account of his or her termination of employment shall be issued or paid to the Grantee upon the later of (i) the date such RSU Shares or amounts would otherwise be issuable or payable to the Grantee under this Agreement without regard to this Section 10(e) and (ii) the date which is six months following the date of the Grantee’s termination of employment. The preceding sentence shall not apply in the event Grantee’s termination of employment is due to his or her death. If the Grantee should terminate employment for a reason other than his or her death but subsequently die during the six-month period described in subclause (ii) of the first sentence above, such six-month period shall be deemed to end on the date of the Grantee’s death.

11. Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in Grantee’s employment records, or such other address as the Grantee may designate in writing to the Company, Attention: Corporate Secretary, or such other address as the Company may designate in writing to the Grantee.

12. Failure to Enforce Not a Waiver. The failure of either party hereto to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

13. Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof. Any disputes arising under or in connection with this Agreement shall be resolved by binding arbitration before three arbitrators constituting an Employment Dispute Tribunal, to be held in Connecticut in accordance with the commercial rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law. Each party shall bear such party’s own expenses incurred in connection with any arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

14. Miscellaneous. This Agreement cannot be changed or terminated orally. This Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof. This Agreement inures to the benefit of, and is binding upon, the Company and its successors-in-interest and its assigns, and the Grantee, the Grantee’s heirs, executors, administrators and legal representatives. The section headings herein are intended for reference only and shall not affect the interpretation hereof.

15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

16. Definitions. For purposes of this Agreement:

(a) “Affiliate” of any Person shall mean any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person. The term “Control” shall have the meaning specified in Rule 12b-2 under the Exchange Act;

(b) “Cause” shall have the meaning ascribed to such term in the Executive Severance Agreement or Executive Severance Policy, as applicable;

(c) “Change in Control” shall have the meaning ascribed to such term in the Executive Severance Agreement or Executive Severance Policy, as applicable;

(d) “Disability” shall have the meaning ascribed to such term in the Executive Severance Agreement or Executive Severance Policy, as applicable;

(e) “Executive Severance Agreement” shall mean the Executive Severance Agreement between the Company and the Grantee, as amended from time to time;

(f) “Executive Severance Policy” shall mean the Executive Severance Policy adopted by the Committee, and which applies to a termination of employment of a Grantee who has received an offer letter of employment from the Company that expressly extends the provisions of such Policy to such Grantee;

(g) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act and shall include “persons acting as a group” within the meaning of Section 1.409A-3(i)(5)(v)(B) of the Treasury Regulations (or any successor provision); and

(h) “Retirement” shall mean termination of the Grantee’s employment with the Company or a Subsidiary, other than by reason of death or Cause, either (A) at or after age 65 or (B) at or after age 55 after five (5) years of employment by the Company (or a Subsidiary thereof).